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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               June 10, 2004
                                                               -------------


                          DATASCOPE CORP. on behalf of
         Datascope Corp. 401(k) Savings and Supplemental Retirement Plan
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-6516                13-2529596
 ---------------------------    ----------------       -----------------
(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)           File Number)         Identification No.)




           14 Philips Parkway
          Montvale, New Jersey                                 07645-9998
          --------------------                              ------------------
(Address of principal executive offices)                       (Zip Code)


(Registrant's telephone number, including area code)         (201) 391-8100
                                                            ------------------




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Item 4.  Changes in Registrant's Certifying Accountant

         On June 10, 2004, as authorized by the Audit Committee of the Board of Directors of Datascope Corp., the Datascope Corp. 401(k) Savings and Supplemental Retirement Plan (the "Plan") (1) engaged BDO Seidman, LLP to serve as independent auditors for the Plan for the year ended December 31, 2003 and (2) dismissed the Plan's existing independent accountants, Smolin, Lupin & Co., LLC.

         The report of Smolin, Lupin & Co., LLC on the Plan's financial statements as of and for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with its audit of the Plan's financial statements as of and for the years ended December 31, 2002 and 2001, and through June 10, 2004, (i) there were no disagreements with Smolin, Lupin & Co., LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of Smolin, Lupin & Co., LLC, would have caused Smolin, Lupin & Co., LLC to make reference to the subject matter of the disagreement in connection with its audit report on the Plan's financial statements as of and for the years ended December 31, 2002 and 2001 and (ii) there have been no reportable events as defined in Regulation S-K Item 304 (a)(1)(v).

         The Plan has provided Smolin, Lupin & Co., LLC with a copy of the foregoing disclosures and has requested that Smolin, Lupin & Co., LLC furnish a letter addressed to the Securities and Exchange Commission stating whether or not Smolin, Lupin & Co., LLC agrees with the above statements. Attached as Exhibit 16.1 is a copy of such letter, dated June 11, 2004.

         During the years ended December 31, 2002 and 2001, and the subsequent interim period through June 10, 2004, the Plan did not consult with BDO Seidman, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         (a) Exhibit 16.1
               Letter of Smolin, Lupin & Co., LLC to the Securities and Exchange Commission regarding change in certifying accountant.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Datascope Corp, as Plan Administrator, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DATASCOPE CORP. 401(k) Savings and
                                            Supplemental Retirement Plan

                                            By: /s/ Fred Adelman
                                                -----------------------------
                                                Fred Adelman
                                                VP, Chief Accounting Officer
                                                and Corporate Controller




           Dated: June 14, 2004


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                                  EXHIBIT INDEX


Exhibit No. 16.1   Letter from Smolin, Lupin & Co., LLC regarding change in
                   certifying accountants.